UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2016

GOLDEN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-4339	63-0250005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Golden Flake Drive, Birmingham, Alabama 35205

(Address of Principal Executive Offices) (Zip Code)

(205) 458-7316

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 30, 2016, Golden Enterprises, Inc. (“Golden Enterprises” or the “Company”) completed its previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 18, 2016, by and among the Company, Utz Quality Foods, LLC (fka Utz Quality Foods, Inc., “Utz”) and Westminster Sub, Inc., a wholly-owned subsidiary of Utz (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Utz.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.66-2/3 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company or any of its subsidiaries, Utz, Merger Sub or any other subsidiary of Utz) was converted into the right to receive $12.00 in cash, without interest, and less any applicable withholding taxes (the “Merger Consideration”).

The aggregate Merger Consideration paid by Utz was $135,501,084, which came from cash on hand.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is Exhibit 2.1 hereto and incorporated herein by reference.

A copy of the joint press release of the Company and Utz announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2016, in connection with the consummation of the Merger, the Company notified the NASDAQ Global Market (“NASDAQ”) that the Merger had been consummated, and requested that the trading of the Common Stock on NASDAQ be suspended and the listing of the Common Stock on NASDAQ be removed, in each case, after market close on September 30, 2016. In addition, the Company requested that, upon consummation of the Merger, NASDAQ file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist the Common Stock from NASDAQ and to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Golden Enterprises intends to file with the SEC a certification on Form 15 to request that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement, each option to purchase Common Stock outstanding immediately prior to the Effective Time, whether or not then vested and exercisable, was cancelled at the Effective Time and converted into the right to receive, for each share of Common Stock subject to such option, an amount in cash, without interest, equal to the excess, if any, of the Merger Consideration over the per share exercise price of such option, less any required withholding taxes.

The foregoing description of the rights of holders of options under the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

A change in control of the Company occurred on September 30, 2016, at the Effective Time. Upon the consummation of the Merger, the Company became a wholly-owned subsidiary of Utz.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, each of the Company’s named executive officers – Mark W. McCutcheon (Chief Executive Officer and President); Paul R. Bates (Executive Vice President of Sales, Marketing and Transportation for the Company’s subsidiary, Golden Flake Snack Foods, Inc. (“Golden Flake”)); David A Jones (Executive Vice-President of Operations, Human Resources and Quality Control for Golden Flake); and Patricia R. Townsend (Chief Financial Officer and Vice President) – ceased holding such positions. At the Effective Time, Dylan Lissette, age 44, became President and Chief Executive Officer of the Company and Todd Staub, age 50, became Chief Financial Officer of the Company. Mr. Lissette has been the President and Chief Executive Officer of Utz since December 2013. From December 2010 to July 2012, he was Executive Vice President and Chief Operating Officer of Utz, and from July 2012 to December 2013, Mr. Lissette was President and Chief Operating Officer of Utz. Mr. Staub has been the Chief Financial Officer of Utz for more than five years.

As of the Effective Time, pursuant to the terms of the Merger Agreement, each of the Company’s directors immediately prior to the Effective Time (Joann F. Bashinsky, Paul R. Bates, David A. Jones, Mark W. McCutcheon, John P. McKleroy, Jr., William B. Morton, Jr., J. Wallace Nall, Jr., Edward R. Pascoe, F. Wayne Pate, John S.P. Samford and John S. Stein, III) ceased to be directors of the Company, and Dylan Lissette became the sole director of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation as in effect immediately prior to the Effective Time, was amended and restated in its entirety.

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Pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time, became the bylaws of the Company (except that the name of the Company remained Golden Enterprises, Inc.).

Copies of the Company’s amended and restated certificate of incorporation and new bylaws are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 18, 2016, by and among Golden Enterprises, Inc., Utz Quality Foods, LLC (fka Utz Quality Foods, Inc.) and Westminster Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Current Report on 8-K filed by Golden Enterprises, Inc. on July 19, 2016).

3.1	Amended and Restated Certificate of Incorporation of Golden Enterprises, Inc., effective as of September 30, 2016.

3.2	Amended and Restated Bylaws of Golden Enterprises, Inc., effective as of September 30, 2016.

99.1	Joint Press Release of Utz Quality Foods, LLC (fka Utz Quality Foods, Inc.) and Golden Enterprises, Inc. dated September 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERPRISES, INC.

Date: October 3, 2016	By:	/s/ Dylan Lissette
	Name:	Dylan Lissette
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 18, 2016, by and among Golden Enterprises, Inc., Utz Quality Foods, LLC (fka Utz Quality Foods, Inc.) and Westminster Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Current Report on 8-K filed by Golden Enterprises, Inc. on July 19, 2016).

3.1	Amended and Restated Certificate of Incorporation of Golden Enterprises, Inc., effective as of September 30, 2016.

3.2	Amended and Restated Bylaws of Golden Enterprises, Inc., effective as of September 30, 2016.

99.1	Joint Press Release of Utz Quality Foods, LLC (fka Utz Quality Foods, Inc.) and Golden Enterprises, Inc. dated September 30, 2016.